SCHEDULE 14A
                                (RULE 14A- 101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14 (A)
          OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. ____ )

Filed by the registrant                           [x]
Filed by a party other than the registrant        [ ]

Check the appropiate box:

[ ]  Preliminary proxy statement
[x]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11 (c) or Rule 14a-12

                          JOHN HANCOCK CAPITAL SERIES
              (Name of Registrant as of specified in Its Charter)

                          JOHN HANCOCK CAPITAL SERIES
                  (Name of person(s) Filing Proxy Statements)

-------------------------------------------------------------------------------
                             IMPORTANT INFORMATION
-------------------------------------------------------------------------------

[logo]
JOHN HANCOCK FUNDS
A Global Investment Management Firm

Dear Fellow Shareholder:

I am writing to ask for your vote on a proposal that the Special Value Fund's Trustees believe will benefit you and your Fund over the long term.


As you know, your Fund has historically sought capital appreciation, with income as a secondary consideration. To pursue this objective, your Fund's management team has focused on investment opportunities in small-company stocks whose prices are below what the Fund's portfolio management team believes are their true value. This value-oriented approach to small-cap investing has served investors well in terms of capital appreciation. As you may know, however, your Fund has not paid a dividend for the last several quarters. This is not surprising given its emphasis on smaller companies, which tend to reinvest earnings back into their businesses rather than pay quarterly dividends.

Due to your Fund's small-cap focus and diminished prospects for quarterly income, it is more accurately classified as a growth fund seeking capital appreciation without regard to income. Consequently, your Trustees believe it is in shareholders' best interests to remove the reference to "income as a secondary consideration" from your Fund's investment objective. If this change is approved, your Fund will move from the John Hancock Growth and Income Funds prospectus, where the Fund is currently offered, to the John Hancock Growth Funds prospectus. This move entails a reorganization of your Fund's underlying legal trust to match that of the other growth funds. This will have no federal income tax consequences to you and is intended to increase efficiency while reducing printing, registration, accounting, legal and other fees.


Your Fund's Trustees are also asking you to remove or amend two investment restrictions that limit your Fund's ability to respond to changing market conditions. Updating these restrictions will bring the Fund in line with established standards maintained by the majority of funds within John Hancock Funds.

NO COST TO YOUR FUND OR CHANGE IN INVESTMENT STRATEGY
Though these proposals require your vote, please be assured that your Fund will not bear the cost for either the voting process or making the changes. In addition, these proposals do not in any way signal a change in your Fund's investment strategy. Portfolio Manager Timothy E. Keefe and your Fund's portfolio management team will continue to seek capital appreciation by targeting small-company stocks whose prices they believe to be below their true value.

THESE PROPOSALS HAVE BEEN UNANIMOUSLY APPROVED BY YOUR FUND'S BOARD OF TRUSTEES, WHO BELIEVE THEY WILL BENEFIT YOU AND YOUR FELLOW SHAREHOLDERS. They are detailed in the enclosed proxy statement and summarized in the questions and answers on the following pages. I urge you to read both thoroughly before voting.

YOUR VOTE IS CRITICAL!
No matter what the size of your investment, your vote makes a difference. I urge you to review the enclosed materials and to complete, sign and return the enclosed proxy ballot to us immediately. Your prompt response will help avoid the need for additional mailings. For your convenience, we have enclosed a postage-paid envelope.

If you have any questions or need additional information, please contact your investment professional or your Customer Service Representative at 1-800-225-5291, Monday through Friday between 8:00 A.M. and 8:00 P.M. Eastern Time. I thank you for your prompt vote on this matter.

                                  Sincerely,

                              /s/ Edward J. Boudreau, Jr.
                                  Edward J. Boudreau, Jr.
                                  Chairman and CEO

Q&A

Q:  HOW HAS THE SPECIAL VALUE FUND PERFORMED?*

A: By following its value-oriented approach to small-cap investing, your Fund's Class A shares have posted average annual total returns for the period ended March 31, 1998 of 35.46% over the past year, 19.55% over the past three years and 16.55% since inception in January 1994. The Fund's Class B shares have posted average annual total returns of 36.65% over the past year, 20.04% over the past three years and 16.82% since inception in January 1994.These performance figures reflect payment of the maximum sales charge and are not a guarantee of future returns.

Q:  WHY HASN'T THE FUND PAID QUARTERLY DIVIDENDS RECENTLY?

A: As you know, a stock fund pays income when the stocks in its portfolio pay out earnings to stockholders in the form of dividends. Stocks of large, established companies tend to pay their earnings as dividends to shareholders, while small companies often reinvest those earnings back into their businesses. Consequently, large-company stock investments tend to offer investors a combination of capital appreciation and income, while small-company stock investments may offer higher appreciation potential, but limited income.

Q:  DOES THIS MEAN MY FUND WILL NOT PAY DIVIDENDS?

A: The proposal will not have any effect on your Fund's current income potential, but its dividend payment schedule will change. Consistent with most growth funds, your Fund will adopt an annual dividend schedule if this proposal is approved. Consequently, if your Fund produces dividends in the future, they will be paid in December rather than quarterly.

Q: IF THE FUND'S INVESTMENT OBJECTIVE IS ADJUSTED TO REMOVE THE REFERENCE TO INCOME, WILL ITS STRATEGY CHANGE OR BECOME MORE AGGRESSIVE?

A: These proposed changes will not affect the portfolio management team's investment style in any way. Portfolio Manager Timothy E. Keefe, CFA, and his seasoned investment team will continue to seek capital appreciation by investing in stocks of small companies whose current share prices appear to be below their true value. To provide current and prospective shareholders with the clearest possible representation of the Fund's investment strategy and goals, the proposed adjustment will better reflect the Fund's long-standing focus on small-cap stocks.

Q:  HOW CAN MOVING MY FUND TO THE GROWTH PROSPECTUS BENEFIT ME?

A: As you may know, a fund's prospectus details its strategy, investment objective, risks and expenses. It must be reviewed by a prospective investor before he or she invests. You may also be aware that we recently consolidated our prospectuses by investment objective, making it easier for investors and investment professionals to review the range of funds we offer within each objective. As might be expected, investment professionals and their clients interested in a growth investment are more likely to find a fund, like Special Value, if it is listed in our growth prospectus with other growth funds. Listing your Fund in a more appropriate prospectus may, in turn, lead to higher sales, greater assets under management and lower expenses for you and your fellow shareholders.

Q:  WHAT IS THE FUND'S UNDERLYING TRUST AND WHY WILL IT BE REORGANIZED?

A: Your Fund's underlying trust spells out your Fund's legal structure. The trust sets your Fund's fiscal year end, which determines your Fund's accounting, printing and SEC filing schedules. To increase efficiency, similar funds are typically grouped under one trust. Consequently, if your Fund moves from the Growth and Income Funds prospectus to the Growth Funds prospectus, it will be removed from its current trust and added to the same trust as our other growth funds. This proposed reorganization will have no federal income tax consequences to you and will not affect your Fund's investment style in any way.

Q: WHAT'S THE DIFFERENCE BETWEEN VALUE- AND GROWTH-ORIENTED INVESTING? CAN A GROWTH FUND HAVE A VALUE INVESTMENT STYLE?

A: Stocks and stock mutual funds are often divided into two categories: value and growth. Value-oriented stock funds typically invest in stocks whose prices appear to be below their true value, with the objective of profiting once the stock market recognizes their actual worth and drives their stock prices up. Growth-oriented stock funds, on the other hand, focus on stocks of companies whose earnings growth outpaces their peers, justifying their potentially higher stock prices.When portfolio managers believe these companies' earnings growth will continue, they often add these stocks to their portfolio. In pursuing capital growth, mutual funds can follow a value- or growth-oriented investment style. In fact, many growth-oriented investors invest in both styles to achieve their goals.

Q:  WHY ARE TWO INVESTMENT RESTRICTIONS BEING AMENDED?

A: Before October 1996, state securities commissions had the authority to regulate mutual fund operations. That authority has since been revoked, so that two of your Fund's investment policies, those governing pledging assets and issuer diversification, are now more restrictive than federal law requires. Relaxing these restrictions will bring your Fund into conformity with the standards maintained by most of John Hancock's other funds. It will also give your Fund more flexibility to respond to changes and opportunities in the marketplace.








* Performance figures assume all distributions are reinvested and reflect a maximum sales charge on Class A shares of 5% and the applicable contingent deferred sales charge on Class B shares. The CDSC declines annually between years 1-6 according to the following schedule:5,4,3,3,2,1%. No sales charge will be assessed after the sixth year. The return and principal value of any mutual fund investment will fluctuate, so that shares, when redeemed,may be worth more or less than their original cost.

                        JOHN HANCOCK SPECIAL VALUE FUND
                   (A SERIES OF JOHN HANCOCK CAPITAL SERIES)
                             101 HUNTINGTON AVENUE
                                BOSTON, MA 02199

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD SEPTEMBER 16, 1998

THIS IS THE FORMAL AGENDA FOR YOUR FUND'S SPECIAL MEETING. IT TELLS YOU WHAT MATTERS WILL BE VOTED ON AND THE TIME AND PLACE OF THE MEETING, IN CASE YOU WANT TO ATTEND IN PERSON.

To the shareholders of John Hancock Special Value Fund (the "Fund"):

A special meeting of shareholders of your Fund will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 16, 1998 at 9:00 a.m., Eastern time, to consider the following:

1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your Fund from a series of John Hancock Capital Series (Capital Series) into a series of John Hancock Investment Trust II (Investment Trust II). YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.

2. A proposal to amend your Fund's investment objective to eliminate the reference to income as a secondary consideration. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


3(a)-(b).  A proposal to amend or eliminate two of your Fund's fundamental investment restrictions. YOUR BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL.


4.         Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on June 19, 1998 are entitled to vote at the meeting and any related follow-up meetings. Fund shareholders will not pay the costs associated with the special meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY CARD. PLEASE TAKE A FEW MINUTES TO VOTE NOW.

                                              By order of the Board of Trustees,
                                                                 Susan S. Newton
                                                                       Secretary
July 7, 1998
370PX 7/98

                               PROXY STATEMENT OF
                        JOHN HANCOCK SPECIAL VALUE FUND
                   (A SERIES OF JOHN HANCOCK CAPITAL SERIES)

This proxy statement contains the information you should know before voting on the proposals as summarized below.


Special Value Fund will furnish without charge a copy of its Annual Report and most recent Semiannual Report succeeding the Annual Report to any shareholder upon request. If you would like a copy of your Fund's report(s), please send a written request to the attention of the Fund at 101 Huntington Avenue, Boston, Massachusetts 02199 or call John Hancock Funds at 1-800-225-5291.

                                  INTRODUCTION

This proxy statement is being used by your Fund's Trustees to solicit proxies to be voted at a special meeting of your Fund's shareholders. This meeting will be held at 101 Huntington Avenue, Boston, Massachusetts on Wednesday, September 16, 1998 at 9:00 a.m., Eastern time. The purpose of the meeting is to consider:


1. A proposal to approve an agreement and plan of reorganization providing for the reorganization of your Fund from a series of John Hancock Capital Series (Capital Series) into a new series of John Hancock Investment Trust II (Investment Trust II).

2. A proposal to amend your Fund's investment objective to eliminate the reference to income as a secondary consideration.


3(a)-(b).  A proposal to amend or eliminate two of your Fund's fundamental investment restrictions.


4.         Any other business that may properly come before the meeting.

This proxy statement and the proxy card are being mailed to your Fund's shareholders on or about July 7, 1998.

WHO IS ELIGIBLE TO VOTE?

Shareholders of record on June 19, 1998 are entitled to attend and vote on each proposal at the meeting or any adjourned meeting. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the proposals. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1
                            TO APPROVE THE AGREEMENT
                           AND PLAN OF REORGANIZATION

PURPOSE OF THE REORGANIZATION


Your Fund has historically focused its investments on stocks with a median market capitalization below $1 billion (small-capitalization stocks). As a result, your Fund typically appeals to investors seeking long-term capital appreciation or growth. The Fund's management believes that your Fund would sell better if it were offered with other John Hancock growth funds in the growth funds' consolidated prospectus.

The Fund's management expects that shareholders will ultimately benefit from an increase in the Fund's asset size. An increase in asset size may increase the number of investments in the portfolio, which can mean reduced volatility through increased diversification of the Fund's holdings. The portfolio manager may also be better able to meet redemption requests if the Fund has more cash flow so that desirable portfolio investments do not have to be reduced to meet redemptions. An increase in your Fund's asset size may also result, over time, in lower annual Fund operating expenses.


The John Hancock growth funds seek long-term growth by investing primarily in common stocks, as your Fund does. Funds seeking growth of capital are often divided into two basic styles--growth funds focusing on stocks of companies whose earnings growth outpaces their peers, and value funds like your Fund, which invest in stocks that appear to be trading at prices below their true value.

All John Hancock growth funds are offered in the same consolidated prospectus and have an October 31 fiscal year end. In order to administer and operate the funds in the consolidated prospectus efficiently, each fund must have the same fiscal year end. Therefore, before your Fund is offered in the growth fund consolidated prospectus, its fiscal year end must be changed to October 31. Currently, your Fund is a series of Capital Series with a December 31 fiscal year end. To move into the growth funds' prospectus, your Fund must be moved out of Capital Series and relocated as a series of a trust that has an October 31 fiscal year end, Investment Trust II. The most efficient way to move your Fund is by a tax-free reorganization of the type described in this proxy statement.


BASED ON INFORMATION PROVIDED BY THE FUND'S ADVISER AND DISTRIBUTOR, YOUR BOARD OF TRUSTEES BELIEVES THAT REPOSITIONING THE FUND AS A GROWTH FUND MAY INCREASE ITS ASSET SIZE. BECAUSE IT BELIEVES THAT A REPOSITIONED FUND WOULD OPERATE MORE EFFICIENTLY AS A SERIES OF A DIFFERENT TRUST, YOUR BOARD OF TRUSTEES HAS DETERMINED THAT THE PROPOSED REORGANIZATION WILL BE IN THE BEST INTEREST OF YOUR FUND AND ITS SHAREHOLDERS.


DESCRIPTION OF REORGANIZATION

You are being asked to approve an agreement and plan of reorganization, a copy of which is attached as Exhibit A. The agreement provides for the reorganization of your Fund on the following terms:


o The reorganization is scheduled to occur at 5:00 p.m. on October 31, 1998. At that time, your Fund will transfer all of its assets to a new series of Investment Trust II and the new series will assume all of your Fund's liabilities.


o The new series will issue to your Fund a number of Class A, Class B and Class C shares identical to the number of, and with the same net asset value per share as, your Fund's Class A, Class B and Class C shares, respectively. As part of the liquidation of your Fund, these shares will be distributed to Class A, Class B and Class C shareholders of record of your Fund on the reorganization date after the vote described below. As a result, Class A, Class B and Class C shareholders of your Fund will end up as Class A, Class B and Class C shareholders, respectively, of the new series.


o Your Fund, as the only shareholder of the new series will vote to approve the investment management contract between the new series and John Hancock Advisers, Inc. (JHA) and the new series' Rule 12b-1 plans. These will be identical to the existing contract and Rule 12b-1 plans.

o After the reorganization, your Fund will be terminated, and its business will be carried on by the new series in the same manner as it had been carried on by your Fund.





o Your Fund's Board of Trustees may terminate the Agreement (even if the shareholders of your Fund have already approved it) at any time before the reorganization date, if the Trustees believe that proceeding with the reorganization would no longer be advisable.

The following diagram shows how the reorganization would be carried out:

--------------------------   ----------------------    -----------------------
Special Value Fund                                     New Special Value Fund
transfers assets and                                   receives assets and
liabilities to New Special   Special Value Fund's      assumes liabilities of
Value Fund                   assets and liabilities    Special Value Fund
--------------------------   ----------------------    -----------------------

------------ ------------ ------------  ------------- -------------  -------------
Class A      Class B      Class C       Issue Class C Issue Class B  Issue Class A
shareholders shareholders shareholders  shares        shares         shares
------------ ------------ ------------  ------------- -------------  -------------
    I             I            I             I            I             I
    I             I            ---------------            I             I
    I             I     Your Fund receives New Special    I             I
    I             I      Value Fund Class C shares and    I             I
    I             I        distributes them to your       I             I
    I             I       Fund's Class C shareholders     I             I
    I             -----------------------------------------             I
    I   Your Fund receives New Special Value Fund Class B shares and    I
    I      distributes them to your Fund's Class B shareholders         I
    I                                                                   I
    --------------------------------------------------------------------
          Your Fund receives New Special Value Fund Class A shares and distributes them to your Fund's Class A shareholders

GOVERNANCE OF THE FUND

If shareholders approve this proposal, the Fund will be governed by the Declaration of Trust of Investment Trust II rather than the Declaration of Trust of Capital Series. The Investment Trust II Declaration is substantially similar to the Capital Series Declaration, except that the Investment Trust II Declaration provides the Trustees with broader authority to amend the Declaration of Trust without shareholder approval, thus avoiding the need for costly shareholder meetings. However, the Declaration does provide that Trustees may not amend the Declaration to impair any voting or other rights of shareholders prescribed by federal or state law.

Since the Boards of Trustees of Capital Series and Investment Trust II are comprised of the same persons, your Board of Trustees will not change as a result of the reorganization. Ernst & Young LLP will continue to serve as the Fund's independent auditor. Investors Bank & Trust Company and John Hancock Funds, Inc. (John Hancock Funds) will continue to provide custody and distribution services to the Fund. The fee schedules for services provided to the new series under the contracts described above will be identical to those in effect before the reorganization.

The terms of the Fund's investment management contract, Rule 12b-1 distribution plans and Rule 18f-3 multiple class plan will not change.

Except as described below, and subject to your approval, your Fund's investment policies and investment strategies will not change.

SHAREHOLDER ACCOUNTS AND ELECTIONS


Your Fund's transfer agent, John Hancock Signature Services, Inc., will establish accounts for all Fund shareholders containing the appropriate number of shares of the new series received by each shareholder as a part of the reorganization. Each account will be identical in all material respects to those currently maintained by your Fund for its shareholders.


EXPENSES OF THE REORGANIZATION

JHA has agreed to bear the costs related to the reorganization for your Fund and the new series.

TAX CONSEQUENCES OF THE REORGANIZATION

The reorganization will be tax-free for federal income tax purposes and will not take place unless both funds receive a satisfactory opinion from Hale and Dorr LLP, counsel to the funds, substantially to the effect that:

o The reorganization will be a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (Code), and each Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by your Fund upon (1) the transfer of all of its assets and liabilities to the new series as described above or (2) the distribution by your Fund of shares of the new series to your Fund's shareholders;

o No gain or loss will be recognized by the new series upon the receipt of your Fund's assets solely in exchange for the issuance of shares of the new series and the assumption of all of your Fund's liabilities by the new series;

o The tax basis of the assets of your Fund acquired by the new series will be the same as the basis of those assets in the hands of your Fund immediately before the transfer;

o The tax holding period of the assets of your Fund in the hands of the new series will include your Fund's tax holding period for those assets;

o The shareholders of your Fund will not recognize gain or loss upon the exchange of all their shares of your Fund solely for shares of the new series as part of the reorganization;

o The tax basis of shares of the new series received by your Fund's shareholders in the reorganization will be the same as the tax basis of the shares of your Fund surrendered in exchange; and

o The tax holding period of the shares of the new series received by your Fund's shareholders will include the tax holding period of your Fund's shares surrendered in the exchange, provided that the shares of your Fund were held as capital assets on the date of exchange.

                      BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Board of Trustees, including the Trustees who are not "interested persons" of the Fund, the new series or JHA (the "Independent Trustees"), approved the reorganization. In particular, the Trustees determined that the reorganization was in the best interests of your Fund and that the interests of your Fund's shareholders would not be diluted as a result of the reorganization.

If the required approval of shareholders is not obtained, the Fund will remain as a series of Capital Series.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION.

                                   PROPOSAL 2

TO AMEND THE FUND'S INVESTMENT OBJECTIVE TO ELIMINATE THE REFERENCE TO INCOME AS A SECONDARY CONSIDERATION

If the Fund's shareholders approve this proposal, the Fund's investment objective will be amended to eliminate the reference to income as a secondary consideration.


The Fund's primary objective has been and will continue to be "capital appreciation." The Fund has historically focused its investments on stocks with a median market capitalization below $1 billion (small-capitalization stocks). Because income has been a secondary consideration, the Fund is not required to be managed to produce a predictable level of income. In fact, the Fund has not paid any dividend from income on its shares for the past several quarters. To avoid suggesting to investors that the Fund will yield a regular dividend, the Trustees believe that it is appropriate to delete the reference to income in the Fund's objective.


                      BOARD EVALUATION AND RECOMMENDATION

For the reasons described above, the Fund's Trustees, including the Independent Trustees, recommend that the shareholders of the Fund approve amending the Fund's investment objective to eliminate the reference to income as a secondary objective.

If the required approval of shareholders is not obtained, the Fund's investment objective will remain unchanged.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO AMEND THE FUND'S INVESTMENT OBJECTIVE TO ELIMINATE THE REFERENCE TO INCOME AS A SECONDARY CONSIDERATION.

                               PROPOSALS 3(a)-(b)
               TO AMEND OR ELIMINATE TWO INVESTMENT RESTRICTIONS

The Investment Company Act of 1940 (the "Act") governs many mutual Fund operations. The Act requires that funds adopt fundamental restrictions with respect to certain types of investments and practices that may be changed only with shareholder approval. It is being proposed that the Fund's diversification and pledging restrictions be changed to reflect the elimination of additional state regulations that formerly imposed these restrictions. Both the current and the revised investment restrictions are listed in Exhibit B to this proxy statement.

The following is a summary of the proposed changes to the investment restrictions. The restrictions are summarized individually and will be voted upon separately.

PROPOSAL 3(A): TO ELIMINATE THE INVESTMENT RESTRICTION ON PLEDGING ASSETS


Until October 11, 1996, state securities commissions regulated the investment policies and restrictions of mutual funds and sometimes required funds to adopt fundamental restrictions not required by the Act. The Act was amended in 1996 to abolish the authority of the states to regulate the investment practices of funds.

The Fund's fundamental restriction on pledging or mortgaging its assets was imposed under state securities laws that no longer apply to the Fund. The Fund's borrowing activities are already regulated by the Fund's separate restriction on borrowing, and the restriction on pledging and mortgaging assets is also redundant. Consequently, your Fund's Trustees recommend that you vote to eliminate this restriction.


PROPOSAL 3(B): TO AMEND THE INVESTMENT POLICY ON ISSUER DIVERSIFICATION

To be classified as a diversified investment company under the Act, a fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply at the time of investment. A fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S.
Government securities or securities of other funds.


The Fund's current investment restriction is more restrictive than the Act requires because it applies to 100% of the Fund's assets. This means that the Fund may not hold more than 5% of its assets in any one issuer. JHA is recommending that you approve amending this restriction to conform it to the Act's diversification test detailed above.

Changing this restriction for 25% of the Fund will enable the Fund to invest more than 5% of its assets in the securities of any one issuer. This means the Fund will have greater flexibility to pursue promising investment opportunities. However, to the extent that the Fund's portfolio becomes less diversified, it would suffer greater losses from adverse events affecting a particular issuer, than when the Fund was more diversified.

                      BOARD EVALUATION AND RECOMMENDATION

The Trustees believe that the proposed amendments to the Fund's pledging and diversification restrictions will more accurately reflect current regulatory practice and will expand the investment opportunities available to the Fund. Accordingly, the Trustees recommend that you approve the proposals to change the Fund's pledging and diversification restrictions.

If the required approval of a change to a restriction is not obtained, the current investment restriction will continue in effect.

THE TRUSTEES OF YOUR FUND RECOMMEND THAT THE SHAREHOLDERS OF YOUR FUND VOTE FOR THE PROPOSAL TO AMEND OR ELIMINATE TWO OF THE FUND'S INVESTMENT RESTRICTIONS.


                        VOTING RIGHTS AND REQUIRED VOTE

Each share of your Fund is entitled to one vote. Approval of each proposal requires the affirmative vote of a majority of the shares of your Fund outstanding and entitled to vote. For this purpose, a majority of the outstanding shares of your Fund means with respect to each proposal the vote of the lesser of

(1) 67% or more of the shares present at the meeting, if the holders of more than 50% of the shares of the Fund are present or represented by proxy, or

(2) more than 50% of the outstanding shares of the Fund.

Shares of your Fund represented in person or by proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the meeting. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

However, if a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted in accordance with clause (1) above, if more than 50% of the outstanding shares (excluding the "broker non-votes") are present or represented. However, for purposes of determining whether a proposal has been adopted in accordance with clause (2) above, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

                       INFORMATION CONCERNING THE MEETING

SOLICITATION OF PROXIES

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your Fund; by personnel of JHA, the Fund's principal distributor, John Hancock Funds, and the Fund's transfer agent, John Hancock Signature Services, Inc. or by broker-dealer firms. Signature Services, together with a third-party solicitation firm, has agreed to provide proxy solicitation services at a cost of approximately $23,000, which will be paid by JHA.

The mailing address of the Fund, JHA and John Hancock Funds is 101 Huntington Avenue, Boston, Massachusetts 02199.

REVOKING PROXIES


If you have signed and returned your proxy, you may revoke it at any time before it is exercised:

         o By filing a written notice of revocation with your Fund's transfer agent, John Hancock Signature Services, Inc., 1 John Hancock Way, Suite 1000, Boston, Massachusetts 02217-1000,

         o By returning a duly executed proxy with a later date before the time of the meeting, or

         o If you have executed a proxy but are present at the meeting and wish to vote in person, you may notify the secretary of the Fund (without complying with any formalities) at any time before it is voted.

OUTSTANDING SHARES AND QUORUM

As of June 19, 1998, 2,084,307 Class A shares, 3,293,611 Class B shares and 8,019 Class C shares of beneficial interest of the Fund were outstanding. Only shareholders of record on June 19, 1998 (record date) are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business.

OTHER BUSINESS

The Fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than the proposals described in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.


ADJOURNMENTS

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to a later date. If a quorum is present but there are not sufficient votes in favor of a proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning that proposal. Any adjournment will require the affirmative vote of a majority of the Fund's shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of a proposal, the persons named as proxies will vote those proxies favoring that proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment.

TELEPHONE VOTING


In addition to soliciting proxies by mail, by fax or in person, the Fund may also arrange to have votes recorded by telephone by officers and employees of the Fund or by personnel of the adviser, the transfer agent or a third party solicitation firm. The telephone voting procedure is designed to verify a shareholder's identity, to allow a shareholder to authorize the voting of shares in accordance with the shareholder's instructions and to confirm that the voting instructions have been properly recorded. If these procedures were subject to a successful legal challenge, these telephone votes would not be counted at the meeting. The Fund has not obtained an opinion of counsel about telephone voting, but is currently not aware of any challenge.


o A shareholder will be called on a recorded line at the telephone number in the Fund's account records and will be asked to provide the shareholder's social security number or other identifying information.

o The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder's instructions.

o To ensure that the shareholder's instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

o A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

o If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

                        OWNERSHIP OF SHARES IN THE FUNDS


To the knowledge of the Fund, as of June 19, 1998, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B and Class C shares of your Fund.

                                                            Percentage of
                                                            Total Outstanding
                                                 Class of   Shares of the
Name and Address of Shareholders                  Shares    Class of the Fund
--------------------------------                 --------   -----------------
MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS        B            7.83%
ATTN FUND ADMINISTRATION
4800 DEER LAKE DRIVE EAST
JACKSONVILLE, FL 32246-6484

SMITH BARNEY INC.                                   C            19.73%
388 GREENWICH STREET
NEW YORK, NY 10013-2339

DONALDSON LUFKIN JENRETTE                           C            14.18%
SECURITIES CORPORATION INC.
PO BOX 2052
JERSEY CITY, NJ 07303-2052

JOHN HANCOCK MUTUAL LIFE INSURANCE CO.              C            13.17%
CUSTODIAN FOR THE ROLLOVER IRA OF
JAN SHARPE RETTKE
2028A N. 7TH
SHEBOYGAN, WI 53081-2726

LEONID UMANSKY                                      C            12.88%
ASYA UMANSKY JT WROS
2743 EAST 66 ST
BROOKLYN NY 11234-6806

JOHN HANCOCK MUTUAL LIFE INSURANCE CO.              C            9.73%
CUSTODIAN FOR THE IRA OF
BERNICE WALD
1613 SE 13 AVE
ABERDEEN, SD 57401-7823

PETER F. SENATORE                                   C            7.22%
DIANE SENATORE JT WROS
118 SHADOW RIDGE RD.
STANFORD, CT 06905-1814

As of June 19, 1998, the Trustees and Officers of the Fund owned in the aggregate less than 1% of the outstanding shares of the Fund.

                                   EXHIBIT A
                      AGREEMENT AND PLAN OF REORGANIZATION

          THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made this 1st day of June, 1998, between John Hancock Capital Series, a Massachusetts business trust (the "Existing Trust"), on behalf of John Hancock Special Value Fund (the "Fund"), and John Hancock Investment Trust II, a Massachusetts business trust (the "Successor Trust"), each with principal offices at 101 Huntington Avenue, Boston, Massachusetts 02199.

1.  PLAN OF REORGANIZATION AND LIQUIDATION

    (a) The Existing Trust, on behalf of the Fund, shall assign, sell, convey, transfer and deliver to a new series of the Successor Trust (the "Successor Fund") at the Closing provided for in Section 2 (hereinafter called the "Closing") all of its then existing assets of every kind and nature. In consideration therefor, the Successor Trust, on behalf of the Successor Fund, agrees that at the Closing (i) the Successor Fund shall assume all of the Fund's obligations and liabilities then existing, whether absolute, accrued, contingent or otherwise, including all unpaid fees and expenses of the Fund in connection with the transactions contemplated hereby and (ii) the Successor Trust shall issue and deliver to the Fund a number of full and fractional shares of each class of shares of beneficial interest of the Successor Fund (the "Successor Fund Shares"), which is equal to the number of full and fractional shares of the corresponding class of shares of the Fund then outstanding.

    (b) Upon consummation of the transactions described in paragraph (a) of this Section 1, the Existing Trust, on behalf of the Fund, shall distribute in complete liquidation pro rata to its shareholders of record as of the Closing Date the Successor Fund Shares received by the Fund. This distribution shall be accomplished by establishing and account on the share record books of the Successor Fund in the name of each shareholder of each class of shares of the Fund, representing with respect to each class of shares of the Successor Fund the number of full and fractional Successor Fund Shares equal to the number of shares of the corresponding class of shares of the Fund owned of record by the shareholder at the Closing Date.

    (c) As promptly as practicable after the above liquidation of the Fund, the legal existence of the Fund shall be terminated.

2. CLOSING AND CLOSING DATE. The Closing shall occur at the end of the day on October 31, 1998 or at such later time and date as the parties may mutually agree (the "Closing Date").

3. CONDITIONS PRECEDENT. The obligations of the Existing Trust, the Fund, the Successor Trust and the Successor Fund to effect the transactions contemplated hereunder (the "Reorganization") shall be subject to the satisfaction of each of the following conditions:

    (a) All such filings shall have been made with, and all such authorizations and orders shall have been received from, the Securities and Exchange Commission (the "SEC") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement.

    (b) Each party shall have received an opinion of counsel substantially to the effect that for federal income tax purposes: (1) the acquisition of the assets and assumption of the liabilities of the Fund by the Successor Fund in return for Successor Fund Shares, the distribution of such Successor Fund Shares to the shareholders of the Fund in complete liquidation of the Fund, and the termination of the Fund will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), and the Successor Fund and the Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Successor Fund solely in exchange for the Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund and the distribution by the Fund of such Successor Fund Shares to the shareholders of the Fund; (3) no gain or loss will be recognized by the Successor Fund upon the receipt of all of the assets of the Fund in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of the liabilities of the Fund; (4) the tax basis of the Successor Fund in assets received from the Fund will be the same as the tax basis of such assets in the hands of the Fund immediately prior to the transfer of such assets to the Successor Fund; (5) the Successor Fund's tax holding period for the assets acquired from the Fund will include, in each instance, the Fund's tax holding period for those assets; (6) no gain or loss will be recognized by the Fund's shareholders upon the exchange of their shares of the Fund solely for Successor Fund Shares as part of the reorganization; (7) the tax basis of the Successor Fund Shares received by the Fund's shareholders in the transaction will be, for each shareholder, the same as the tax basis of the shares of the Fund exchanged therefor; and (8) the tax holding period of the Successor Fund Shares received by the Fund's shareholders will include, for each share holder, the shareholder's tax holding period for the shares of the Fund surrendered therefor, provided that the surrendered shares were held as capital assets in the hands of the Fund's shareholders on the date of the exchange. The opinion may cover any additional matters deemed material by such counsel.

    (c) This Agreement and the Reorganization shall have been adopted and approved by the affirmative vote of the holders of a majority of the shares of the Fund outstanding and entitled to vote (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")). All shares of the Fund will be voted together as a single class.

    (d) The Successor Trust, on behalf of the Successor Fund, shall have entered into an Investment Management Contract with John Hancock Advisers, Inc. which shall be substantially identical in form and substance to the Investment Management Contract in effect at the Closing Date between the Fund and John Hancock Advisers, Inc. The Investment Management Contract shall have been approved by the Trustees of the Successor Trust, including, to the extent required by law, the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

    (e) The Successor Trust, on behalf of the Successor Fund, shall have entered into a Transfer Agency Agreement with John Hancock Signature Services, Inc. and a Distribution Agreement with John Hancock Funds, Inc. These agreements shall be in each case substantially identical in form and substance to those respective agreements in effect at the Closing Date between the Fund and said other parties. These agreements shall have been approved by the Trustees of the Successor Trust and, to the extent required by law, by the Trustees of the Successor Trust who are not "interested persons" of the Trust as defined in the 1940 Act.

    (f) The Trustees of the Successor Trust, including those Trustees of the Successor Trust who are not "interested persons" of the Successor Trust as defined in the 1940 Act, shall have selected as auditors for the Successor Fund such auditors as shall have been selected and ratified for the Fund. This selection shall have been ratified by the Fund as the sole shareholder of the Successor Fund prior to the consummation of the Reorganization.

    (g) The Successor Trust, on behalf of the Successor Fund, shall have adopted a Class A Shares Distribution Plan, a Class B Shares Distribution Plan, and a Class C Shares Distribution Plan pursuant to Rule 12b-1 under the 1940 Act substantially identical in form and substance to the Fund's Class A Shares Distribution Plan, Class B Shares Distribution Plan, and Class C Shares Distribution Plan, respectively, in effect on the Closing Date. Each of the Successor Fund's Distribution Plans shall be approved by the Trustees of the Successor Trust in accordance with Rule 12b-1 and by the Fund, as the sole shareholder of the Successor Fund, prior to the consummation of the Reorganization.

At any time prior to the Closing, any of the foregoing conditions except 3(c) may be waived by the Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust if, in their judgment, the waiver will not have a material adverse effect on the interests of the shareholders of the Fund.

4. AMENDMENT. This Agreement may be amended at any time by action of the Trustees of the Existing Trust and the Trustees of the Successor Trust, notwithstanding approval thereof by the shareholders of the Fund, provided that no amendment shall have a material adverse effect on the interests of the shareholders of the Fund.

5. TERMINATION. The Board of Trustees of the Existing Trust or the Board of Trustees of the Successor Trust may terminate this Agreement and abandon the Reorganization, notwithstanding approval thereof by the shareholders of the Fund, at any time prior to the Closing, if circumstances should develop that, in their judgment, make proceeding with the Reorganization inadvisable.

6. LIMITATION OF LIABILITY OF THE TRUSTEES AND THE SHAREHOLDERS. Copies of the Declaration of Trust of the Existing Trust and the Successor Trust, as each may be amended from time to time, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given of the limitation of shareholder liability as set forth in each instrument. The obligations assumed by the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund pursuant to this Agreement shall be limited in all cases to the Existing Trust on behalf of the Fund and the Successor Trust on behalf of the Successor Fund and their respective assets. None of the other series of the Existing Trust or the Successor Trust shall be liable for any obligations assumed by the Fund or the Successor Fund hereunder. No party named herein shall seek satisfaction of any obligation hereunder from the shareholders or any shareholder of the Existing Trust, the Fund, the Successor Trust or the Successor Fund. No party named herein shall seek satisfaction of any such obligation from the Trustees of the Successor Trust or the Trustees of the Existing Trust or any individual Trustee.

This Agreement shall be executed in any number of counterparts each of which shall be deemed to be an original, but all counterparts together shall constitute only one instrument.

IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first above written.

                                       JOHN HANCOCK CAPITAL SERIES, on behalf of
                                      its series John Hancock Special Value Fund

Attest: /s/ Susan S. Newton                 By: /s/ Robert G. Freedman
            --------------------                    -------------------
            Secretary                               Vice Chairman

                                               JOHN HANCOCK INVESTMENT TRUST II,
                         on behalf of its series John Hancock Special Value Fund

Attest: /s/ Susan S. Newton                 By: /s/ Robert G. Freedman
            --------------------                    -------------------
            Secretary                               Vice Chairman

                                   EXHIBIT B
                        JOHN HANCOCK SPECIAL VALUE FUND
                     AMENDMENTS TO INVESTMENT RESTRICTIONS

----------------------------------------------------------------------------------------------------
(4) Purchase securities of an issuer                      (4) Purchase securities of an issuer
(other than the U.S. Government, its                      (other than the U.S. Government, its
agencies or instrumentalities), if                        agencies or instrumentalities), if, with
                                                          respect to 75% of the Fund's total assets,
(i) such purchase would cause more than
5% of the Fund's total assets taken at                    (i) the purchase would cause more than
market value to be invested in the securities             5% of the Fund's total assets
taken at of such issuer, or                               market value to be invested in the
                                                          securities of the issuer, or
(ii) such purchase would at the time
result in more than 10% of the outstanding                (ii) the purchase would at the time result
voting securities of such issuer being                    in more than 10% of the outstanding
held by the Fund.                                         voting securities of the issuer being held
                                                          by the Fund.

----------------------------------------------------------------------------------------------------

(7) Pledge, mortgage or hypothecate its                   No similar restriction. This restriction
assets, except to secure indebtedness permitted           was required by state securities
by paragraph (6) above and then                           administrators and is no longer required
only if such pledging, mortgaging or                      because of the 1996 preemption of state
hypothecating does not exceed 33 1/3%                     regulation of mutual funds. The Fund's
of the Fund's total assets taken at market                activities related to borrowing are subject
value.                                                    to the limits of fundamental investment
                                                          restriction 6 on borrowing.
----------------------------------------------------------------------------------------------------

     Current Fundamental Restrictions                       Amended Fundamental Restrictions

                                ---------------
                                   THANK YOU
                                  FOR MAILING
                                YOUR PROXY CARD
                                   PROMPTLY!
                                ---------------


[logo] JOHN HANCOCK FUNDS
        A Global Investment Management Firm

JOHN HANCOCK FUNDS, INC., Member NASD
101 Huntington Avenue, Boston, MA 02199-7603
1- 800-225-5291 1- 800-554-6713 (TDD)

[logo]

                                                                      370PX 7/98

JOHN HANCOCK FUNDS
A Global Investment Management Firm

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS

JOHN HANCOCK SPECIAL VALUE FUND
A SERIES OF JOHN HANCOCK CAPITAL SERIES

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

         The undersigned holder of shares of beneficial interest of John Hancock Special Value Fund hereby constitutes and appoints Anne C. Hodsdon, James B. Little and Susan S. Newton, and each of them singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned, to vote and act upon all matters at the special meeting of shareholders of the Fund to be held on Wednesday, September 16, 1998 at the offices of the Fund, 101 Huntington Avenue, Boston, Massachusetts, at 9:00 a.m., Eastern time, and at any and all adjournments thereof, relating to all shares of the Fund held by the undersigned or relating to all shares of the Fund held by the undersigned which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies previously given by the undersigned relating to the meeting are hereby revoked.

                Date _____________________________________ , 1998

                                         o  Please  complete,   sign,  date  and
                                            return  this  proxy in the  enclosed
                                            envelope as soon as possible.

                                         o  Please sign  exactly as your name or
                                            names  appear at left.  When signing
                                            as        attorney,        executor,
                                            administrator,  trustee or guardian,
                                            please give your full title as such.

                                         o  If a  corporation,  please  sign  in
                                            full  corporate name by president or
                                            other authorized officer.

                                         o  If a partnership, please sign in
                                            partnership name by authorized
                                            person.


                                         ---------------------------------------
                                         Signature(s)

JOHN HANCOCK FUNDS
A Global Investment Management Firm

                                                     VOTE THIS PROXY CARD TODAY!
                                        YOUR PROMPT RESPONSE WILL SAVE YOUR FUND
                                              THE EXPENSE OF ADDITIONAL MAILINGS



Specify your desired action by check marks in the appropriate space. This proxy will be voted as specified. If no specification is made, the proxy will be voted in favor of each item. The persons named as proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to any other matters which properly come before the meeting.

ITEM 1: To approve the agreement and plan of reorganization.

|_| FOR          |_| AGAINST          |_| ABSTAIN


ITEM 2: To amend the Fund's investment objective to eliminate the reference to income as a secondary consideration.

|_| FOR          |_| AGAINST          |_| ABSTAIN


ITEM 3(a): To eliminate the Fund's investment restriction on pledging assets.

|_| FOR          |_| AGAINST          |_| ABSTAIN


ITEM 3(b): To amend the Fund's investment restriction on issuer diversification.

|_| FOR          |_| AGAINST          |_| ABSTAIN